Lucas Energy, Inc. 8-K

Exhibit 10.1

FORM OF THIRD AMENDMENT TO

STOCK PURCHASE AGREEMENT

This Third Amendment to Stock Purchase Agreement (“Amendment”) is made and entered into on November 16, 2016 (“Amendment Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears below (“Investor”).

1

Reference is made to the Stock Purchase Agreement made and entered into on April 6, 2016, by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and Investor, the First Amendment to the Agreement dated April 28, 2016 and the Second Amendment to the Agreement dated September 29, 2016 by and between the Company and Investor (collectively, the “Agreement”), which are incorporated herein by reference.

2.

In Section II.C.5 of the Agreement, the words “as required” are hereby deleted and replaced with “which are available”.

3.

In Section I.B of the Common Stock Purchase Warrant issued September 2, 2016, the form of which is attached as Exhibit 6 to the Agreement, the words “mutual” and “and Company” are hereby deleted.

4.

Except as modified by this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories on the Amendment Date.

Company:

LUCAS ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title: